UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2018

BANNY COSMIC INTERNATIONAL HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27791	98-0412805
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

Flat 12, 14/F, Tower 1, Silvercord, 30 Canton Road
Kowloon, Hong Kong
(Address of principal executive offices)

(Address of Principal Executive Offices) (Zip Code)

(852) 2516 5060

Registrant’s telephone number, including area code

_______________________________________________

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act). ☐ Yes   ☒ No

Item 1.01 Entry into Material Agreement.

On September 21, 2018 the Registrant issued options to purchase up to 36,000,000 shares of its common stock to persons that were located outside the United States.

On November 6, 2018 the parties entered into a mutual cancellation agreement whereby the option to purchase 36,000,000 shares of the Company’s common stock was cancelled.

Item 1.02 Termination of a Material Agreement.

Please refer to the discussion above under Item 1.01.

Item 9.01 Exhibits.

10.1	Cancellation Agreement

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Banny Cosmic International Holdings, Inc.

Date: November 14, 2018	By:	/s/ Liu Wenxin
Liu Wenxin – Director & President

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